UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 George Street New Haven, CT	06511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 624-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Achillion Pharmaceuticals, Inc. (the “Company”) held on May 23, 2017, the Company’s stockholders considered and voted upon the following proposals at the meeting: (1) the election of each of Michael D. Kishbauch, Robert L. Van Nostrand and Nicole Vitullo as the Company’s three Class II directors for terms to expire at the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) the approval, on an advisory basis, of the Company’s executive compensation; (3) the recommendation, on an advisory basis, of the frequency of future executive compensation advisory votes; and (4) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Each proposal was approved by the requisite number of votes. The results with respect to each matter voted upon are set forth below.

(1) The Company’s stockholders elected the nominees listed below to the Company’s Board of Directors, each to serve as a Class II director for a term to expire at the Company’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes

Michael D. Kishbauch	89,216,946	5,034,805	22,857,322
Robert L. Van Nostrand	93,284,615	967,136	22,857,322
Nicole Vitullo	93,389,440	862,311	22,857,322

(2) The compensation of the Company’s named executive officers was approved on a non-binding advisory basis:

For	Against	Abstain	Broker Non-Votes
92,586,346	1,185,394	480,011	22,857,322

(3) The stockholders recommended, in a non-binding advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
85,723,472	157,799	8,130,098	240,382	22,857,322

Based on these results and consistent with the Board’s previous recommendation, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

(4) The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified:

For	Against	Abstain
115,846,606	817,403	445,064

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2017

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Mary Kay Fenton
Mary Kay Fenton
Chief Financial Officer